UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 1, 2017

DexCom, Inc.
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-51222	33-0857544
(Commission File Number)	(IRS Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)
(858) 200-0200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On August 1, 2017, DexCom, Inc. (“DexCom”) issued a press release announcing its financial results for the quarter ended June 30, 2017 and certain other information. This press release has been furnished as Exhibit 99.01 to this report and is incorporated herein by this reference.
The information in this Item 2.02, including Exhibit 99.01 hereto, is furnished pursuant to Item 2.02 of Form 8-K, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of DexCom under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(b)     The disclosure made under Item 5.02(c) are hereby incorporated by reference into this Item 5.02(b).
(c)    On August 1, 2017, DexCom announced that Quentin S. Blackford would be joining DexCom as its Chief Financial Officer, effective upon the commencement of his employment, which is expected to occur on September 1, 2017. Upon appointment by the DexCom Board of Directors, Mr. Blackford will be DexCom’s principal financial officer and principal accounting officer for purposes of the Exchange Act.
Kevin Sun, who has served as DexCom’s Interim Chief Financial Officer and principal financial officer and principal accounting officer since April 1, 2017, will cease to serve in those capacities, effective upon the commencement of Mr. Blackford’s employment, and will return to serve in his prior role as DexCom’s Vice President, Finance.
Mr. Blackford, age 38, most recently served as the Executive Vice President, Chief Financial Officer, Head of Strategy and Corporate Integrity of NuVasive, Inc., a role he had held since August 2016. In this role, Mr. Blackford was responsible for leading NuVasive’s Finance, Strategy and Corporate Development, Compliance and Regulatory functions. From August 2014 until August 2016, Mr. Blackford served as NuVasive’s Executive Vice President, Chief Financial Officer. From July 2012 to August 2014, Mr. Blackford served as NuVasive’s Executive Vice President of Finance and Investor Relations, and from January 2011 to June 2012, he served as NuVasive’s Vice President, Finance. Mr. Blackford joined NuVasive in 2009 as its Corporate Controller and was previously employed at Zimmer Holdings, Inc., including most recently as the Director of Finance and Controller for Zimmer’s Dental Division. He obtained his Certified Public Accounting license (currently inactive) following the achievement of dual Bachelor of Science degrees in Accounting and Business Administration, with an emphasis in Accounting, from Grace College.
DexCom entered into an offer letter with Mr. Blackford (the “Offer Letter”), pursuant to which Mr. Blackford will receive an initial annual base salary of $450,000 and will be eligible to receive an annual cash performance bonus. The target amount for Mr. Blackford’s 2017 cash performance bonus will be equal to 75% of Mr. Blackford’s base salary, pro-rated so that Mr. Blackford is eligible for nine months of the target bonus amount, with the actual bonus amount to be determined by the board of directors of DexCom (the “Board”). The Offer Letter does not provide for a specified term of employment and Mr. Blackford’s employment is on an at-will basis. The terms of the Offer Letter were approved by the Compensation Committee of the Board on July 28, 2017.
Mr. Blackford is also eligible to participate in DexCom’s employee benefit, retirement, severance and other plans, as may be maintained by DexCom from time to time, on a basis no less favorable than those provided to other similarly-situated executives of DexCom.
Pursuant to the terms of the Offer Letter, upon commencement of his employment with DexCom and approval of the Board (or a committee thereof), Mr. Blackford will receive a grant of restricted stock units (“RSUs”) with a fair market value of $4,500,000 based on the average closing price of DexCom common stock for the 30 trading day period prior to the date that the RSUs are granted.
When granted, the RSUs will vest as follows: twenty five percent (25%) on the first day of the 13th month after the grant date, and the remaining seventy five percent (75%) will vest in three equal annual installments thereafter, in each case, subject to his continued employment by DexCom on each vesting date. The RSUs will be subject to the terms and conditions of DexCom’s 2015 Equity Incentive Plan, as amended, including the requirement that Mr. Blackford maintain his continuous service with DexCom.
Finally, DexCom will provide Mr. Blackford with a sign on bonus of $150,000, subject to applicable taxes and withholdings, payable on the first payroll date after his first month of full-time employment at DexCom. If Mr. Blackford terminates his employment with DexCom prior to completing one year of employment, he will be required to refund his bonus in full. If Mr. Blackford terminates his employment during his second year of employment with DexCom, he will be required to refund his bonus payment prorated on a monthly basis to the number of full months he does not work for DexCom during that second year.
The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.
Mr. Blackford will also enter into (i) an agreement to participate in DexCom’s Severance and Change in Control Plan (as defined and described in DexCom’s Form 8-K filed with the SEC on June 6, 2017), (ii) DexCom’s standard form of indemnification agreement and (iii) DexCom’s standard form of employee proprietary information and inventions agreement.
(e)     The disclosure made under Item 5.02(c) are hereby incorporated by reference into this Item 5.02(e).

ITEM 7.01.	REGULATION FD DISCLOSURE.
On August 1, 2017, DexCom will make available on its website a supplement with additional business and financial information, including historical revenues by geographic and product categories. The presentation can be accessed by going to www.dexcom.com, selecting the “Investors” tab, and then selecting the “Events & Presentations” tab. The presentation will be available on our website until the next regular update.
The information in this Item 7.01 is furnished pursuant to Item 7.01 of Form 8-K, and is not deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibits is not incorporated by reference in any filing of DexCom under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Number	Description

10.1	Offer Letter for Quentin S. Blackford dated July 28, 2017
99.01	Press release dated August 1, 2017 announcing the financial results for the three months ended June 30, 2017 and certain other information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEXCOM, INC.

By:	/s/ Steven R. Pacelli Steven R. Pacelli Executive Vice President, Strategy and Corporate Development
Date: August 1, 2017

Exhibit Index

Number	Description

10.1	Offer Letter for Quentin S. Blackford dated July 28, 2017
99.01	Press release dated August 1, 2017 announcing the financial results for the three months ended June 30, 2017 and certain other information.